FOURTH AMENDMENT
                                       TO
                              THE STOCK OPTION PLAN
                           FOR DIRECTORS AND EXECUTIVE
                                AND KEY EMPLOYEES
                                       OF
                       TANGER FACTORY OUTLET CENTERS, INC.

         THIS FOURTH AMENDMENT to the Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., dated February 17, 1997, is adopted by resolution of the Board of Directors of Tanger Factory Outlet Centers, Inc., (the Company), a North Carolina Corporation.

The Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., is hereby amended in the following manner:

         1. The text of Section 2.1 is amended and restated as follows:

SECTION 2.1 - SHARES SUBJECT TO PLAN

         The shares of stock subject to Option shall be the shares of the Company's no par value Common Stock. The aggregate number of such shares which may be issued upon exercise options shall not exceed 1,500,000; provided that such aggregate number shall be reduced by one for each Unit of Partnership Interest that is issued pursuant to the exercise of Options under the Partnership Unit Option Plan of Tanger Properties Limited Partnership.

         2. In all other respects, the Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., shall continue in full force and effect.

         I hereby certify that the foregoing Fourth Amendment was duly adopted by The Board of Directors of Tanger Factory Outlet Centers, Inc., on February 17, 1997.

         Executed on this 17th day of February, 1997.

                                                         \s\ Rochelle G. Simpson
                                                         -----------------------
                                                         Secretary

         I hereby certify that the foregoing Fourth Amendment was duly adopted by the shareholders of Tanger Factory Outlet Centers, Inc. on May 9, 1997.

                                       Executed on this 9th day of May, 1997.

                                       \s\ Rochelle G. Simpson
                                       -----------------------
                                       Secretary